                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Pervasive Software Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            Pervasive Software Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                    [LOGO]


                            PERVASIVE SOFTWARE INC.
                    12365 Riata Trace Parkway, Building II
                              Austin, Texas 78727


                                October 8, 1999



TO THE STOCKHOLDERS OF PERVASIVE SOFTWARE INC.

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Pervasive Software Inc. (the "Company"), which will be held at the Company's headquarters located at 12365 Riata Trace Parkway, Building II, Austin, Texas 78727, on Wednesday, November 3, 1999, at 9:00 a.m.

     Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.


                                    Sincerely,

                                    /s/ Ron R. Harris
                                    --------------------------------------
                                    Ron R. Harris
                                    President, Chief Executive Officer and
                                    Director

                                    [LOGO]


                            PERVASIVE SOFTWARE INC.
                    12365 Riata Trace Parkway, Building II
                              Austin, Texas 78727


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held November 3, 1999

     The Annual Meeting of Stockholders (the "Annual Meeting") of Pervasive Software Inc. (the "Company") will be held at the Company's headquarters, located at 12365 Riata Trace Parkway, Building II, Austin, Texas, 78727, on Wednesday, November 3, 1999, at 9:00 a.m. for the following purposes:

     1. To elect two directors of the Board of Directors to serve until their three-year term expires or until their successors have been duly elected and qualified;

     2. To approve an amendment to the Company's Employee Stock Purchase Plan, including an increase to the number of shares available for issuance thereunder and an increase in the number of shares purchasable by a participant on each purchase date, as set forth in the accompanying Proxy Statement;

     3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2000; and

     4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the attached Proxy Statement.

     Only stockholders of record at the close of business on September 24, 1999 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 12365 Riata Trace Parkway, Building II, Austin, Texas, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    /s/ James R. Offerdahl
                                    ----------------------------------------
                                    James R. Offerdahl
                                    Chief Operating Officer, Chief Financial
                                    Officer and Secretary

Austin, Texas
October 8, 1999

------------------------------------------------------------------------------
                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.
------------------------------------------------------------------------------

                            PERVASIVE SOFTWARE INC.
                    12365 Riata Trace Parkway, Building II
                              Austin, Texas 78727

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                          To be held November 3, 1999

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Pervasive Software Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's headquarters, located at 12365 Riata Trace Parkway, Building II, Austin, Texas 78727, on Wednesday, November 3, 1999, at 9:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about October 8, 1999.

                              PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On September 24, 1999, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 15,612,385 shares of Common Stock outstanding. Each stockholder of record on September 24, 1999 is entitled to one vote for each share of Common Stock held by such stockholder on September 24, 1999. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

     The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The two nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

     Proposal 2. Approval of the amendment to the Company's Employee Stock Purchase Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus, will not affect the outcome of the voting on the proposal.

     Proposal 3. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2000 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

     Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal Nos. 2 and 3, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                PROPOSAL NO. 1
                                --------------

                             ELECTION OF DIRECTORS

     The Company currently has authorized six directors. In accordance with the terms of the Company's Certificate of Incorporation, the Board of Directors is divided into three classes: Class I, whose term will expire at the 2001 Annual Meeting; Class II, whose term will expire at the 1999 Annual Meeting; and Class III, whose term will expire at the 2000 Annual Meeting. At the 1999 Annual Meeting, two directors will be elected to serve until the Annual Meeting to be held in 2002 or until his or her respective successor is elected and qualified. The Board of Directors has selected two nominees as the nominees for Class II. The nominees for the Board of Directors are both currently directors of the Company and are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Term Ending in 2002

     Set forth below is information regarding the nominees, including their ages, the period during which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

                                          Director
                         Name              Since         Age
                ----------------------   ----------    -------

                 Shelby H. Carter, Jr.      1996          68
                 Nancy R. Woodward          1994          43


     Mr. Carter has served as a director of the Company since August 1996. Since January 1986, Mr. Carter has served as a distinguished adjunct professor at the University of Texas Graduate School of Business and College of Business Administration. Mr. Carter has founded several successful high technology companies. Mr. Carter currently serves as chairman of the board of a private company and as a venture partner of Austin Ventures. Mr. Carter received a B.B.A. from the University of Texas at Austin.

     Ms. Woodward is one of our founders and has served as a director and Chairman of the Board since our inception. Ms. Woodward received a B.S. in Computer Science from the University of Michigan.

     Set forth below is information regarding the continuing directors of the Company, including their ages, the period in which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.


                                          Director
                         Name              Since          Age
                ----------------------   ----------    ---------

                 Ron R. Harris              1995          46
                 Joseph Aragona             1995          43
                 David A. Boucher           1995          49
                 David R. Bradford          1995          48


     Mr. Harris has served as our President and Chief Executive Officer since our inception and as a director since June 1995. Prior to joining us, Mr. Harris served as a Vice President of Citrix Systems, Inc., a developer of thin-client/server software, from October 1990 to May 1993. He also serves as a director of several private companies. Mr. Harris received his B.S. in Computer Science from Vanderbilt University and an M.B.A. from the University of Texas at Austin.

     Mr. Aragona has served as one of our directors since June 1995. Since June 1982, Mr. Aragona has served as a General Partner of Austin Ventures, a venture capital firm. He also serves as a director for various private companies. Mr. Aragona received a B.A. from Harvard College and an M.B.A. from the Harvard University Graduate School of Business.

     Mr. Boucher has served as one of our directors since October 1995. Mr. Boucher has served as a General Partner of Applied Technology, a venture capital firm, since January 1993. From January 1981 to August 1992, Mr. Boucher served as President and Chief Executive Officer of Interleaf, Inc., an electronic-publishing software developer. Mr. Boucher also serves as director of Interleaf, Inc. and various private companies.

     Mr. Bradford has served as one of our directors since October 1995. Mr. Bradford has served as Senior Vice President, General Counsel of Novell, Inc., a networking software company, since 1985. Mr. Bradford also serves as a director of a private company and I-Link Incorporated, a telecommunications company. Mr. Bradford received a B.A. in Political Science and a J.D. from Brigham Young University and an M.B.A. from Pepperdine University.

Board of Directors Meetings and Committees

     During the fiscal year ended June 30, 1999, the Board of Directors held four (4) meetings. For the fiscal year, each of the directors during the term of his or her tenure attended or participated in at least 75% of the aggregate of
(i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has two (2) standing committees: the Audit Committee and the Compensation Committee.

     During the fiscal year ended June 30, 1999, the Audit Committee of the Board of Directors held two (2) meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent accountants, the scope of the annual audits, fees to be paid to the independent accountants, the performance of the Company's independent accountants and the accounting practices of the Company. The members of the Audit Committee are Mr. Boucher and Mr. Carter.

     During the fiscal year ended June 30, 1999, the Compensation Committee of the Board of Directors held six (6) meetings and acted by written consent on three (3) occasions. The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and other employees of the Company and administers the incentive compensation and benefit plans of the Company. The members of the Compensation Committee are Ms. Woodward, Mr. Aragona and Mr. Carter.

Director Compensation

     Certain non-employee directors receive $1,000 per meeting attended, plus a retainer of $8,000 annually for serving on the Board of Directors. Directors are not compensated for attending Committee meetings. All directors are reimbursed for reasonable expenses incurred by them in attending Board and Committee meetings. Certain non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Company's 1997 Stock Incentive Plan. Under the Automatic Option Grant Program, each individual who first joins the Board as an eligible non-employee director on or after the effective date of the 1997 Stock Incentive Plan will receive at that time, an automatic option grant for 20,000 shares of Common Stock. In addition, at each annual stockholders meeting, beginning with the first annual meeting after June 30, 1998, each eligible non-employee director, whether or not he or she is standing for re-election at that particular meeting, will be granted a stock option to purchase 5,000 shares of Common Stock. A non-employee director is not eligible for automatic option grants if such individual is a preferred stockholder, owns 5% or more of the voting power of the Company, or represents entities that own preferred stock or 5% or more of the voting power of the Company as of the date of the annual stockholders meeting. The optionee will vest in each automatic option grant in a series of four annual installments over the optionee's period of Board service, beginning one year from the grant date. Each option will have an exercise price equal to the fair market value of the Common Stock on the automatic grant date and a maximum term of ten years, subject to earlier termination following the optionee's cessation of Board service. Vesting of the automatic option shares will automatically accelerate and the options become fully exercisable upon (i) a change in control of the Company by merger or consolidation, sale of all or substantially all of its assets or tender offer for 50% or more of the Company's outstanding voting stock or (ii) the death or disability of the optionee while serving as a Board member. Mr. Carter was granted options to purchase 10,000 shares of Common Stock on August 21, 1996 at an exercise price of $0.13 per share, 10,000 shares of Common Stock on March 19, 1997 at an exercise price of $2.00 per share and 5,000 shares of Common Stock on November 4, 1998 at an exercise price of $9.81 per share. Mr. Bradford was granted options to purchase 10,000 shares of Common Stock on October 4, 1995 at an exercise price of $0.13 per share and 5,000 shares of Common Stock on November 4, 1998 at an exercise price of $9.81 per share. Mr. Boucher was granted options to purchase 5,000 shares of Common Stock on November 4, 1998 at an exercise price of $9.81 per share. Pursuant to the Automatic Option Grant Program, each of Mr. Boucher, Mr. Bradford, Mr. Carter and Mr. Aragona will be granted options to purchase 5,000 shares of Common Stock on the date of the Annual Meeting.

     Directors who are also employees of the Company are eligible to participate in the Company's Bonus Plan, to receive options and be issued shares of Common Stock directly under the 1997 Stock Incentive Plan and are also eligible to participate, subject to certain limitations, in the Company's Employee Stock Purchase Plan, subject to certain limitations.

Recommendation of the Board of Directors

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of June 30, 1999, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                                      Shares Beneficially Owned
                                                                                     as of June 30, 1999 (1) (2)
                                                                            --------------------------------------------
Beneficial Owner                                                                Number of                Percentage of
                                                                                 Shares                      Class
----------------------------------------------------------------------      -----------------         ------------------
TCW Asset Management..................................................         1,279,604                    8.3%
     8656 South Figueroa Street
     Los Angeles, CA 90017
Paul J. Schupf Associates.............................................         1,201,500                    7.8%
     P.O. Box 179
     Hamilton, NY 13346
Ron R. Harris (3).....................................................         1,455,816                    8.7%
     12365 Riata Trace Parkway, Building II
     Austin, Texas 78727
Scott Bleakley (4)....................................................            27,450                    *
Casey G.A. Leaman (5).................................................           112,250                    *
Marcus D. Marshall (6)................................................            56,000                    *
James R. Offerdahl (7)................................................           207,926                    1.3%
Nancy R. and Douglas C. Woodward (8)..................................         3,279,186                   21.2%
     12365 Riata Trace Parkway, Building II
     Austin, Texas 78727
Joseph C. Aragona (9).................................................            79,701                    *
David A. Boucher......................................................               428                    *
David R. Bradford (10)................................................            10,000                    *
Shelby H. Carter, Jr. (11)............................................            15,000                    *
All current directors and executive officers as a group (12 persons)
(12)..................................................................         5,326,757                   31.4%

_______________________

*    Less than 1% of the outstanding shares of Common Stock.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after June 30, 1999.

(3)  Includes options exercisable into 1,335,816 shares of Common Stock.

(4) Includes options exercisable into 18,750 shares of Common Stock. Includes 2,000 shares owned by Mr. Bleakley's wife.

(5) Includes options exercisable into 18,750 shares of Common Stock. Also includes 50,000 shares of Common Stock that are subject to the Company's repurchase right which lapses in increments over time.

(6) Includes options exercisable into 22,500 shares of Common Stock. Also includes 2,500 shares of Common Stock that are subject to the Company's repurchase right which lapses in June 2000.

(7) Includes options execisable into 25,000 shares of Common Stock. Includes 100,000 shares of Common Stock that are subject to the Company's repurchase right which lapses in increments over time.

(8) Includes 182,660 shares held by Northern Trust Bank of Texas N.A. as trustee of Nancy R. Woodward Grantor Retained Annuity Trust and 182,660 shares held by Northern Trust Bank of Texas N.A. as trustee of Douglas W. Woodward Grantor Retained Annuity Trust.

(9) Includes 71,734 shares held by Aragona Ltd. Mr. Aragona is a general partner of the partnership and disclaims beneficial ownership of the shares owned by the partnership except to the extent of his pecuniary interest therein.

(10) Includes options exercisable into 10,000 shares of Common Stock.

(11) Includes options exercisable into 10,000 shares of Common Stock.

(12) Includes options exercisable into 1,445,066 shares of Common Stock.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Company's Board of Directors (the "Compensation Committee" or the "Committee") has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer ("CEO") and certain other executive officers of the Company and to administer the Company's 1997 Stock Incentive Plan and Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus programs to be in effect for the CEO and certain other executive officers and other key employees each fiscal year.

     For the 1999 fiscal year, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of the Company's key executive officers. However, the Committee made the final compensation decisions concerning such officers.

     General Compensation Policy. The Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards or commissions, and (iii) long-term stock-based incentive awards.

     Base Salary. The base salary for each executive officer is set on the basis of general market levels and personal performance. Each individual's base pay is positioned relative to the total compensation package, including cash incentives and long-term incentives.

     Annual Cash Bonuses and Commissions. The Company has established a cash bonus program for all non-commission employees. Each employee has an established cash bonus target. The annual pool of bonuses is distributed on the basis of the Company's achievement of the financial performance targets established at the start of the fiscal year and personal objectives established for each employee. Bonuses were paid for the 1999 fiscal year pursuant to the bonus plan. Commissions are paid to Mr. Leaman pursuant to a commission plan in which all sales and other commission employees are eligible to participate.

     Long-Term Incentive Compensation. During fiscal 1999, the Committee, in its discretion, made option grants under the 1997 Stock Incentive Plan. Generally, a significant grant is made in the year that an officer commences employment. Thereafter, option grants may be made at varying times and in varying amounts in the discretion of the Committee. Generally, the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion. Applying these principles, grants were made to Messrs. Offerdahl, Bleakley, Leaman and Marshall in connection with their annual reviews applying the foregoing factors in the judgment of the Committee.

     Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four year period, contingent upon the executive officer's continued employment with the Company. The vesting schedule and the number of shares granted are established to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

     CEO Compensation. The annual base salary for Mr. Harris, the Company's President and Chief Executive Officer, was established by the Committee on December 23, 1998. The Committee's decision was made primarily on the basis of Mr. Harris' personal performance of his duties.

     The remaining components of the Chief Executive Officer's 1999 fiscal year incentive compensation were entirely dependent upon the Company's financial performance and provided no dollar guarantees. A bonus was paid to the Chief Executive Officer for the 1999 fiscal year based on the same incentive plan for all employees. Each year, the annual incentive plan is reevaluated with a new achievement threshold and new targets for revenue and profit. No option grant was made to the Chief Executive Officer during the 1999 fiscal year, principally due to Mr. Harris' significant stock holdings derived from options granted in 1995.

                                        Compensation Committee

                                        Joseph C. Aragona
                                        Shelby H. Carter, Jr.
                                        Nancy R. Woodward

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board was formed in March 1997, and the members of the Compensation Committee are Joseph C. Aragona, Shelby H. Carter, Jr. and Nancy R. Woodward. Other than Nancy R. Woodward, who has served as Secretary of the Company and is currently Chairman of the Board, none of these individuals was at any time during fiscal 1999, or at any other time, an officer or employee of the Company. No member of the Compensation Committee of the Company serves as a member of the board of directors of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee, except that Mr. Harris serves on the board of directors of a Exterprise, Inc. and Mr. Carter is the chairman of the board of Exterprise, Inc.

                            STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between September 26, 1997 and June 30, 1999 with the cumulative total return of (i) the Nasdaq National Market Composite Index and (ii) the Hambrecht & Quist Computer Software Index (the "H&Q Software Index"), over the same period. This graph assumes the investment of $100.00 on September 26, 1997 in the Company's Common Stock and on August 31, 1997 in the Nasdaq National Market Composite Index and the H&Q Software Index, and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Hambrecht & Quist LLC, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

Comparison of Cumulative Total Return* Among Pervasive Software Inc., the Nasdaq
           Market Composite Index and the H&Q Software Sector Index


                             [GRAPH APPEARS HERE]

           * THE GRAPH ASSUMES THAT $100 WAS INVESTED ON 9/26/97 IN PERVASIVE COMMON STOCK AND $100 WAS INVESTED IN EACH OF THE INDICES ON
                 8/31/97, INCLUDING REINVESTMENT OF DIVIDENDS.

                                                  9/26/97**      12/31/97      6/30/98       12/31/98      6/30/99
                                                 ---------      --------     --------       --------      -------
  Pervasive Software Inc.                          $100.00       $ 65.91      $  94.32        $175.00      $226.14
  Nasdaq National Market Composite Index            100.00         93.84        112.84         132.23       161.25
  Hambrecht & Quist Computer Software Index         100.00         92.57        124.56         120.93       137.96

     **The Company effected its initial public offering of its Common Stock on September 25, 1997 and trading of the Company's Common Stock commenced on September 26, 1997. The closing price on September 26, 1997 was $11.00 per share. The graph above commences with the price of $11.00 per share on September 26, 1997.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

     The following Summary Compensation Table sets forth the compensation earned for the three fiscal years ended June 30, 1999, by our chief executive officer and the four other most highly compensated officers whose salary and bonus for the 1999 fiscal year were in excess of $100,000 ("Named Officers").

                          Summary Compensation Table

                                                                                                       Long-Term
                                                                                                        Compen-
                                                                                                        sation
                                                                          Annual Compensation           Awards
                                                                     ----------------------------   ---------------
                                                                                                       Securities      All Other
                                                        Fiscal                                         Underlying     Compensation
         Name and Principal Position                     Year        Salary (1)        Bonus           Options (#)        (2)
---------------------------------------------------    --------      ----------   ---------------   ---------------   ------------
Ron R. Harris......................................      1999        $191,505         $28,500                 --       $   966
 President, Chief Executive Officer and Director         1998         165,851              --                 --           690
                                                         1997         150,587          50,000                 --           510

James R. Offerdahl.................................      1999         166,172          41,255            150,000           526
 Chief Operating Officer, Chief Financial Officer        1998         153,000              --             50,000           486
 and Secretary                                           1997 (3)     105,000          15,000            200,000           352

Scott J. Bleakley..................................      1999         158,458          33,426            100,000           496
 Senior Vice President, Corporate Strategy               1998 (4)      30,577          25,000             75,000            85
 and Development

Casey G.A. Leaman..................................      1999         136,681         105,728 (6)         45,000         1,162
 Vice President, Worldwide Sales                         1998         124,500         102,165 (6)         50,000        21,116
                                                         1997 (5)      41,654          23,333 (6)        100,000        20,342

Marcus D. Marshall.................................      1999         156,304          38,129             70,000           804
 Vice President, Professional Services                   1998         133,481              --             20,000           739
 and Training                                            1997         115,390          10,000             20,000           603

(1)  Salary includes amounts deferred under Pervasive's 401(k) Plan.
(2) All Other Compensation consists of life insurance premiums, except that Mr. Leaman's compensation includes $20,000 for relocation expenses in each of 1997 and 1998.
(3)  Mr. Offerdahl commenced employment with the Company on October 1, 1996.
(4)  Mr. Bleakley commenced employment with the Company on April 17, 1998.
(5)  Mr. Leaman commenced employment with the Company on February 10, 1997.
(6)  Represents sales commissions.

Option Grants in Last Fiscal Year

     The following table contains information concerning the stock option grants made in the fiscal year ended June 30, 1999, to the Named Officers. No stock appreciation rights were granted to these individuals during such year.

                                                 Individual Grants
                                   -------------------------------------------------------------
                                                                                                        Potential Realizable
                                                                                                           Value at Assumed
                                    Number of       % of Total                                          Annual Rates of Stock
                                     Securities       Options                                           Price Appreciation for
                                    Underlying      Granted To      Exercise                              Option Terms (4)
                                     Options       Employees in     Price per        Expiration      --------------------------
                Name                Granted (1)       1999 (2)       Share (3)          Date           5% ($)           10% ($)
--------------------------------   ------------    ------------     ----------       ----------      ----------       ---------
Ron R. Harris..................           --           -                   --                --              --              --

James R. Offerdahl.............       50,000           3%              $11.88           7/21/08         373,563         946,683
                                     100,000           6%              $16.81           5/24/09       1,057,172       2,679,081

Scott J. Bleakley..............       25,000           2%              $ 9.81          11/12/08         154,236         390,865
                                      75,000           5%              $16.81           5/24/09         792,879       2,009,311

Casey G.A. Leaman..............       25,000           2%              $11.88           7/21/08         186,782         473,342
                                      20,000           1%              $16.81           5/24/09         211,434         535,816

Marcus D. Marshall.............       50,000           3%              $11.88           7/21/08         373,563         946,683
                                      20,000           1%              $16.81           5/24/09         211,434         535,816

(1) The options listed in the table become exercisable in four equal annual installments. Upon a merger or other change in control, the option shall become exercisable and the option shares shall become vested as if the optionee had been employed for an additional 12 months. In addition, the option shares shall vest in full if outstanding options are not assumed by the acquiring entity. Should options be assumed but the optionee's employment be involuntarily terminated within 12 months of such a change in control, then the option shares shall vest in full. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of employment with Pervasive.

(2)  Based on an aggregate of 1,572,604 options granted in fiscal 1999.

(3) The exercise price may be paid in cash or through a cashless exercise procedure.

(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of Pervasive's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values.

     The following table sets forth information concerning the fiscal year-end number and value of unexercised options with respect to the Named Officers. No options were exercised by these individuals in fiscal 1999. No stock appreciation rights were exercised by these individuals in fiscal 1999 or were outstanding at the end of that year.

                                                            Number of
                                                       Securities Underlying                Value of Unexercised
                                                        Unexercised Options                 in-the-Money Options
                 Name                                   at June 30, 1999 (1)                at June 30, 1999 (2)
----------------------------------------------      ----------------------------        ----------------------------
                                                    Exercisable    Unexercisable        Exercisable    Unexercisable
                                                    -----------    -------------        -----------    -------------
Ron R. Harris.................................        1,335,816               --        $33,094,841               --
James R. Offerdahl............................           12,500          187,500            206,313       $2,075,188
Scott J. Bleakley.............................           18,750          156,250            232,031        1,677,594
Casey G.A. Leaman.............................           12,500           82,500            217,188        1,137,738
Marcus D. Marshall............................           15,000           85,000            295,275        1,058,625


(1) The options granted before July 1, 1997 are immediately exercisable for all the option shares, but any shares purchased thereunder will be subject to repurchase by Pervasive at the original exercise price paid per share upon the optionee's cessation of service to Pervasive prior to vesting in such shares. As of June 30, 1999, the repurchase right had lapsed as to 1,269,740 unexercised option shares for Mr. Harris and 2,500 option shares for Mr. Marshall. Messrs. Offerdahl, Bleakley, and Leaman do not hold unexercised options granted before July 1, 1997.
(2) Based on the fair market value of Pervasive's Common Stock at fiscal year end (June 30, 1999) ($24.875 per share), as reported on the Nasdaq National Market.


            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     The Compensation Committee of the Board of Directors, as plan administrator of the 1997 Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to outstanding options held by the Named Officers and any other executive officer, employee or director in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change in control event. None of the Named Officers have employment agreements with the Company, and their employment may be terminated at any time.

                                PROPOSAL NO. 2
                                --------------

                 AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

     The stockholders are being asked to approve an amendment to the Pervasive Software Inc. Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares issuable thereunder by 250,000 shares. The Company has been advised by its counsel that it should reserve a sufficient number of shares under its Purchase Plan to last through the end of each twenty-four month offering period beginning prior to the 2000 stockholder's meeting. In accordance with recently issued accounting guidance, an insufficient number of shares reserved at the beginning of an offering period may result in an unintended and potentially adverse accounting treatment. Accordingly, the Board is recommending an increase to the number of shares available under the Purchase Plan. The amendment also increases the number of shares a participant may purchase from 250 shares to 500 shares per purchase period. All other provisions of the Purchase Plan are not affected by the amendment. The Board approved the amendment to the Purchase Plan that is the subject of this Proposal No. 2 by unanimous written consent on September 24, 1999. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to meet the requirements of an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code (the "Code"). If the stockholders do not approve the amendment to the Purchase Plan, the Purchase Plan will continue in effect in accordance with its current terms.

     The Purchase Plan is intended to benefit the Company as well as its stockholders and employees. The Purchase Plan gives employees an opportunity to purchase shares of Common Stock at a favorable price. The Company believes that the stockholders will correspondingly benefit from the increased interest on the part of participating employees in the profitability of the Company. Finally, the Company will benefit from the periodic investments of equity capital provided by participants in the Purchase Plan.

     The Purchase Plan was adopted by the Board on July 18, 1997 and approved by the stockholders on August 22, 1997. The Purchase Plan was amended on October 8, 1998 to increase the share reserve and the stockholders approved that amendment at the 1998 Annual Meeting. The following summary of certain Purchase Plan provisions is qualified, in its entirety, by reference to the Purchase Plan. Copies of the Purchase Plan document may be obtained by a stockholder upon written request to the Secretary of the Company at the executive offices in Austin, Texas.

     In addition to the Purchase Plan, the Company maintains the International Employee Stock Purchase Plan ("International Plan") pursuant to which eligible non-U.S. citizens and U.S. citizens working abroad who are not paid in U.S. currency, and who are employed by the Company or any participating subsidiary or parent corporation on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year or such other eligible individuals in the Corporation's service as the Plan Administrator may designate from time to time may purchase Common Stock pursuant to payroll deductions.

     Purpose. The purpose of the Purchase Plan is to provide employees of the Company and designated parent or subsidiary corporations (collectively, "Participating Companies") an opportunity to participate in the ownership of the Company by purchasing Common Stock of the Company through payroll deductions.
As of September 24, 1999, employees of all domestic and foreign subsidiaries are eligible to participate in the Purchase Plan or the International Plan.

     Administration. The Purchase Plan is administered by the Compensation Committee of the Board (the "Committee") and may be administered by the Board. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants. All cash proceeds received by the Company from payroll deductions under the Purchase Plan shall be credited to a non-interest-bearing book account.

     Shares and Terms. The stock issuable under the Purchase Plan is the Company's authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock that may be issued in the aggregate under the Purchase Plan and the International Plan is 1,000,000, not including the 250,000 shares which are the subject of this Proposal No. 2. Common Stock subject to a terminated purchase right shall be available for purchase pursuant to purchase rights subsequently granted.

     Adjustments. If any change in the Common Stock occurs (through recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments shall be made by the Company to the class and maximum number of shares subject to the Purchase Plan, to the class and maximum number of shares purchasable by each participant on any one purchase date, and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

     Eligibility. Generally, any individual who is customarily employed by a Participating Company more than 20 hours per week and for more than five months per calendar year is eligible to participate in the Purchase Plan. Approximately 365 employees (including 8 officers) were eligible to participate in the Purchase Plan as of September 24, 1999.

     Offering Periods. The Purchase Plan is implemented by offering periods that generally have a duration of twenty-four months; each offering period is comprised of a series of one or more successive purchase periods, which generally have a duration of six (6) months. Offering periods are concurrent and successive and, accordingly, a new offering period commences every six months and runs concurrently with each prior offering period. The Committee in its discretion may vary the beginning date and ending date of the offering periods, provided no offering period shall exceed twenty-four (24) months in length, and may vary the duration of an offering period or purchase period. Generally, purchase periods start on the first business day in each of May and November and end, respectively, on the last business day of October of the same year and April of the following year. A new offering period will begin on November 1, 1999 and will end on October 31, 2001.

     The participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the first day of the offering period and will be automatically exercised in successive installments on the last day of each purchase period within the offering period.

     Purchase Price. The purchase price per share under the Purchase Plan is 85% of the lower of (i) the fair market value of a share of Common Stock on the first day of the applicable offering period, or (ii) the fair market value of a share of Common Stock on the purchase date. Generally, the fair market value of the Common Stock on a given date is the closing sale price of the Common Stock, as reported on the Nasdaq National Market System. The market value of the Common Stock as reported on the Nasdaq Stock Market as of September 24, 1999 was $24.69.

     Limitations. The plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following:

     1. No purchase right shall be granted to any person who immediately thereafter would own, directly or indirectly, stock or hold outstanding options or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its parent or subsidiary corporations.

     2. In no event shall a participant be permitted to purchase more than 500 shares on any one purchase date. A limit of 250 shares per participant applied prior to the amendment that is the subject of this Proposal No. 2.

     3. The right to purchase Common Stock under the Purchase Plan (or any other employee stock purchase plan that the Company or any of its subsidiaries may establish) in an offering intended to qualify under Section 423 of the Code may not accrue at a rate that exceeds $25,000 in fair market value of such Common Stock (determined at the time such purchase right is granted) for any calendar year in which such purchase right is outstanding.

     The purchase right shall be exercisable only by the participant during the participant's lifetime and shall not be assignable or transferable by the participant.

     Payment of Purchase Price; Payroll Deductions. Payment for shares by participants shall be by accumulation of after-tax payroll deductions during the purchase period. The deductions may not exceed 10% of a participant's cash compensation paid during a purchase period. Cash compensation for this purpose will include elective contributions that are not includable in income under Code Sections 125 or 401(k) and all bonuses, overtime, commissions, and other amounts to the extent paid in cash.

     The participant will receive a purchase right for each offering period in which he or she participates to purchase up to the number of shares of Common Stock determined by dividing such participant's payroll deductions accumulated prior to the purchase date by the applicable purchase price (subject to the "Limitations" section). The Plan Administrator may allow for the purchase of fractional shares. In the event that participants are allowed to purchase only whole shares, any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share will be retained in the participant's account for the subsequent purchase period or refunded at the discretion of the Plan Administrator. No interest shall accrue on the payroll deductions of a participant in the Purchase Plan.

     Termination and Change to Payroll Deductions. A purchase right shall terminate at the end of the offering period or earlier if (i) the participant terminates employment and any payroll deductions that the participant may have made with respect to a terminated purchase right will be refunded or (ii) the participant elects to withdraw from the Purchase Plan. Any payroll deductions that the participant may have made with respect to a terminated purchase right under clause (ii) will be refunded unless the participant elects to have the funds applied to the purchase of shares on the next purchase date. A participant may decrease his or her deductions during a purchase period as permitted by the Committee.

     Amendment and Termination. The Purchase Plan shall continue in effect until the earlier of (i) the last business day in April, 2007, (ii) the date on which all shares available for issuance under the Purchase Plan shall have been issued or (iii) a Corporate Transaction, unless the Purchase Plan is earlier terminated by the Board in its discretion.

     The Board may at any time alter, amend, suspend or discontinue the Purchase Plan. The approval of the stockholders will be obtained as to any share increase and to the extent required by applicable law.

     In addition, the Company has specifically reserved the right, exercisable in the sole discretion of the Board, to modify or terminate the Purchase Plan immediately following any six-month purchase period. If such right is exercised by the Board, then the Purchase Plan may terminate in its entirety and no further purchase rights will be granted or exercised, and no further payroll deductions shall thereafter be collected under the Purchase Plan, or the Purchase Plan may continue with a new purchase period or new offering period.

     Corporate Transaction. In the event of (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company (a "Corporate Transaction"), each purchase right under the Purchase Plan will automatically be exercised immediately before consummation of the Corporate Transaction as if such date were the last purchase date of the offering period. The purchase price per share shall be equal to eighty-five percent (85%) of the lower of the fair market value per share of Common Stock on the start date of the offering period or the fair market value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. Any payroll deductions not applied to such purchase shall be promptly refunded to the participant.

     The grant of purchase rights under the Purchase Plan will in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     Proration of Purchase Rights. If the total number of shares of Common Stock for which purchase rights are to be granted on any date exceeds the number of shares then remaining available under the Purchase Plan, the Committee shall make a pro rata allocation of the shares remaining.

     Federal Income Tax Consequences. The following is a general description of certain federal income tax consequences of the Purchase Plan. This description does not purport to be complete.

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Under a plan which so qualifies, no taxable income will be reportable by a participant, and no deductions will be allowable to the Company, by reason of the grant or exercise of the purchase rights issued thereunder. A participant will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     A sale or other disposition of the purchased shares will be a disqualifying disposition if made before the later of two years after the start of the offering period in which such shares were acquired or one year after the shares are purchased. If the participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date of purchase exceeded the purchase price, and the participant will be required to satisfy the employment and income tax withholding requirements applicable to such income. In no other instance will the Company be allowed a deduction with respect to the participant's disposition of the purchased shares.

     Any additional gain or loss recognized upon the disposition of the shares will be a capital gain, which will be long-term if the shares have been held for more than one (1) year following the date of purchase under the Purchase Plan.

     The foregoing is only a summary of the federal income taxation consequences to the participant and the Company with respect to the shares purchased under the Purchase Plan. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any city, state or foreign country in which the participant may reside.

     New Purchase Plan Benefits. Since purchase rights are subject to discretion, including an employee's decision not to participate in the Purchase Plan, awards under the Purchase Plan for the current fiscal year are not determinable. However, in the purchase period that ended on April 30, 1999 each of the Named Officers purchased the following number of shares of Common Stock at a purchase price of $8.08 per share. Mr. Harris: no shares, Mr. Offerdahl:
213, Mr. Bleakley: 250, Mr. Marshall: 250, and Mr. Leaman: 250; and all executive officers as a group (7 persons) purchased 1,463 shares. In addition, each of the Named Officers, other than Mr. Harris, have the right to purchase a maximum of 250 shares of Common Stock at a price that will not exceed $8.08 per share on each of the October 30, 1999, April 30, 2000 and October 31, 2000 purchase dates and a maximum of 500 shares on each of the April 30, 2000, October 31, 2000 and April 30, 2001 purchase dates, assuming approval of this Proposal No. 2.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

                                PROPOSAL NO. 3
                                --------------

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Company is asking the stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2000. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

     Ernst & Young LLP has audited the Company's financial statements since inception through June 30, 1999. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

     The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 1999 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1999 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders, except that a report for each of Ron
R. Harris, James R. Offerdahl, Nancy R. Woodward, Casey G. A. Leaman, Marcus D. Marshall, and Joseph C. Aragona reporting the sale of Common Stock in connection with the Company's secondary offering was prepared timely but was received late by the SEC.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 1999, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO PERVASIVE SOFTWARE INC., 12365 RIATA TRACE PARKWAY, BUILDING II, AUSTIN, TEXAS 78727,
ATTN: PAM HANNAH, INVESTOR RELATIONS.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Stockholder proposals that are intended to be presented at the 2000 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than June 2, 2000, in order to be included. Such stockholder proposals should be addressed to Pervasive Software Inc., 12365 Riata Trace Parkway, Building II, Austin, Texas 78727, Attn: James R. Offerdahl, Corporate Secretary.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                    BY ORDER OF THE BOARD OF DIRECTORS,


                                    /s/ James R. Offerdahl
                                    ----------------------------------------
                                    James R. Offerdahl
                                    Chief Operating Officer, Chief Financial
                                    Officer and Secretary

Austin, Texas
October 8, 1999


--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING.
IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.
--------------------------------------------------------------------------------

PROXY                       PERVASIVE SOFTWARE INC.                      PROXY
          12365 Riata Trace Parkway, Building II, Austin, Texas 78727

   This Proxy is Solicited on Behalf of the Board of Directors of Pervasive Software Inc. for the Annual Meeting of Stockholders to be held November 3, 1999


          The undersigned holder of Common Stock, par value $.001, of Pervasive Software Inc. (the "Company") hereby appoints James R. Offerdahl and John E. Farr, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, November 3, 1999 at 9:00 a.m. local time, at the Company's headquarters located at 12365 Riata Trace Parkway, Building II, Austin, Texas 78727, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

          This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

          PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   (Reverse)
                            PERVASIVE SOFTWARE INC.

     [X] Please mark votes
         as in this example

1.  To elect the following directors to serve for a    2.  To approve the amendment to     FOR  AGAINST  ABSTAIN
    term ending upon the 2002 Annual Meeting of            the Company's Employee Stock    [_]    [_]     [_]
    Stockholders or until their successors are elected     Purchase Plan.
    and qualified:

Nominees:  Shelby H. Carter and Nancy R. Woodward
FOR         WITHHELD             For all nominees,     3.  To ratify the appointment of    FOR  AGAINST  ABSTAIN
                                 except for nominees       Ernst & Young LLP as the        [_]    [_]     [_]
                                 written below.            Company's independent
                                                           auditors for the fiscal year
                                                           ending June 30, 2000.
[_]          [_]                   [_]

          _________________________________
          Nominee exception(s).

                                       In their discretion, the proxies are
                                       authorized to vote upon such other
                                       business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.


Signature:__________________________ Signature (if held jointly): _____________
______Date:___________ , 1999

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.